                                 Exhibit 99.13

              DATED    3rd June                               1994
              ----------------------------------------------------



                         (1) IBM UNITED KINGDOM LIMITED

                                    - and -

                        (2) ACC LONG DISTANCE UK LIMITED

                                    - and -

                                 (3) ACC CORP.



                      ___________________________________

                               SUPPLEMENTAL LEASE

                                     of the

                        Ninth Floor  The Chiswick Centre
                       414 Chiswick High Road  London W4

                      ___________________________________



                              ASHURST MORRIS CRISP
                                Broadwalk House
                                5 Appold Street
                                London EC2A 2HA

                               Tel:  071-638-1111

                               Fax:  071-972-7990


                                                   REF:  AXG/4179H
                                                   DATE: 18/03/94

                         SUPPLEMENTAL LEASE PARTICULARS
                         ------------------------------


DATE :                      3rd June 1994

--------------------------------------------------------------------------------

LANDLORD                 :  IBM UNITED KINGDOM LIMITED whose registered office
                            is at P.O. Box 41 North Harbour  Portsmouth
                            Hampshire P06 3AU

--------------------------------------------------------------------------------

TENANT                   :  ACC LONG DISTANCE UK LIMITED (Company Registration
                            Number 2671855) whose registered office is at 2-3
                            Cursitor Street  London EC4A 1NE

--------------------------------------------------------------------------------

SURETY                   :  ACC CORP whose registered office is at 39 State
                            Street  City  Rochester  NY14614 United States of
                            America

--------------------------------------------------------------------------------

LEASE                    :  a lease of the Tenth Floor, The Chiswick Centre, 414
                            Chiswick High Road, London W4 dated 23rd December
                            1993 made between (1) IBM United Kingdom Limited (2)
                            ACC Long Distance UK Limited and (3) ACC Corp for a term of ten years from and including the 29th day of September 1993 until and including the 28th day of September 2003

--------------------------------------------------------------------------------

SUPPLEMENTAL PREMISES    :  the land and buildings known as the Ninth Floor, The
                            Chiswick Centre, 414 Chiswick High Road, London W4 shown for the purpose of identification only edged red on the Supplemental Plan

--------------------------------------------------------------------------------

SUPPLEMENTAL RENT        :  EIGHTY SIX THOUSAND FIVE HUNDRED AND EIGHTY POUNDS
                            ((Pounds)86,580.00) per annum

--------------------------------------------------------------------------------

SUPPLEMENTAL PLAN        :  the plan attached to this Supplemental Lease

THIS SUPPLEMENTAL LEASE made on the date and between the parties specified in the Supplemental Lease Particulars

WITNESSES as follows:-

1.        DEFINITIONS AND INTERPRETATIONS
          -------------------------------

1.1.      In this Supplemental Lease:

1.1.1. "Supplemental Lease Particulars" means the immediately preceding section of this Supplemental Lease headed "Supplemental Lease Particulars"

1.1.2. the words and expressions defined in the Supplemental Lease Particulars have the meanings therein set out

1.1.3. the words and expressions defined in the Lease have the respective meanings herein specified

1.2.      The Supplemental Lease Particulars form part of this Supplemental
          Lease


2.        RECITALS
          --------

2.1. The reversion expectant upon the determination of the Contractual Term granted by the Lease is vested in the Landlord and the remainder of the Contractual Term is vested in the Tenant

2.2. The Landlord has agreed to grant and the Tenant has agreed to accept this Supplemental Lease

3.        DEMISE
          ------

3.1. The Landlord at the request of the Surety demises to the Tenant the Supplemental Premises TOGETHER WITH the rights and easements granted by but EXCEPTING AND RESERVING the rights excepted and reserved by the Lease TO HOLD the Supplemental Premises from and including the date hereof for the residue of the Contractual Term granted by the Lease SUBJECT TO the matters contained or referred to in the Lease YIELDING AND PAYING to the Landlord the Supplemental Rent on the dates and in the manner and subject to review as set out in the Lease save for the first payment which shall be made on the 25th March 1995 in respect of the period from the 25th March 1995 until the next following quarter day

3.2.      This Supplemental Lease is supplemental to the Lease

3.3. This Supplemental Lease is granted subject to the following covenants and provisions which shall insofar as applicable operate to vary henceforth the terms of the Lease

4.        TERMS
          -----

4.1.      Incorporation of terms from the Lease
          -------------------------------------

          The Landlord and the Tenant and the Surety agree that save as to the premises demised the term of years granted and the rent reserved the covenants conditions agreements and other provisions contained in the Lease shall apply to the Supplemental Premises and this demise as if they had been repeated herein in full insofar as consistent with the other terms of this Supplemental Lease and with such modifications as may be necessary to make them applicable to the Supplemental Premises

4.2.      Landlord's Remedies
          -------------------

          The right of re-entry contained in the Lease shall extend to the Supplemental Premises and apply in the event of non-payment of the Supplemental Rent or breach of any of the other covenants or conditions contained in this Supplemental Lease (whether set out herein in full or being covenants or conditions in the Lease incorporated herein by reference) and similarly the right of re-entry incorporated in this Supplemental Lease shall extend to the Premises and apply in the event of non-payment of the Principal Rent or breach of any of the other covenants or conditions contained in the Lease

4.3.      Determination of Term
          ---------------------

          If the term of years created by the Lease is determined then the term of years granted by this Supplemental Lease shall automatically determine at the same time and vice versa but without prejudice to the rights and remedies of either party in respect of any antecedent breach by the other

4.4.      Rent Review
          -----------

          The Supplemental Rent shall be reviewed at the same time in the same manner and on the same terms as the Principal Rent under the Lease save that it is agreed that on any review of the Principal Rent reserved by the Lease and any review of the Supplemental Rent hereby reserved it shall be assumed that the Premises and the Supplemental Premises are available to let as a whole by a willing Landlord to a willing Tenant by one lease without a fine or premium being paid by either party and the said rent agreed or determined on review shall be apportioned as to 50% in respect of the reviewed Supplemental Rent for the Supplemental Premises and 50% in respect of the reviewed Principal Rent in respect of the Premises

4.5.      Variations to the Lease
          -----------------------

          The Lease shall henceforth be varied as set out in the Schedule hereto

5.        TENANT'S COVENANTS
          ------------------

          The Tenant covenants with the Landlord:-

5.1. To pay the Supplemental Rent on the days and in the manner set out in the Lease

5.2. To observe and perform in relation to the Supplemental Premises the covenants on the Tenant's part in the Lease so far as the same ought by virtue of this Supplemental Lease to be performed and observed

5.3. Without prejudice to clauses 4.1 and 5.3 not to assign underlet or charge the Premises or the Supplemental Premises or any part thereof except in accordance with the terms of the Lease (as though the Premises and the Supplemental Premises had together been demised thereby)

6.        LANDLORD'S COVENANTS
          --------------------

          The Landlord hereby covenants with the Tenant to observe and perform in relation to the Supplemental Premises the covenants on the part of the Landlord in the Lease so far as the same ought by virtue of this Supplemental Lease to be observed and performed

7.        SURETY'S COVENANTS
          ------------------

          The Surety hereby covenants with the Landlord to observe and perform in relation to the Supplemental Premises the covenants on the part of the Surety in the Lease so far as the same ought by virtue of this Supplemental Lease to be observed and performed

8.        EXCLUSION OF LANDLORD AND TENANT ACT 1954
          -----------------------------------------

          Having been authorised to do so by Order of the Lambeth County Court made on the 29th day of March 1994 under the provisions of Section 38(4) of the Landlord and Tenant Act (as amended by Section 5 of the Law of the Property Act
1969) the Landlord and the Tenant hereby agree that the provisions of Section 24 to 28 (inclusive) of the Landlord and Tenant Act shall be excluded in relation to this Supplemental Lease

9.        MEMORANDUM AND REGISTRATION
          ---------------------------

          The parties shall each cause a memorandum of this Supplemental Lease to be endorsed on the original or counterpart of the Lease (whichever is in their possession) and shall supply a copy of such endorsement to the other within fourteen days of the date hereof

10.       JURISDICTION
          ------------

10.1 This Deed shall be governed by and construed in accordance with English Law

10.2 The parties hereto irrevocably submit to the non-exclusive jurisdiction of the High Court of Justice in London for the purpose of hearing and determining any dispute arising out of this Deed and for the purpose of enforcement of any judgment against its assets the Surety agrees that service of any writ notice or other document for the purpose of any proceedings in such Court shall be duly served upon it if delivered or sent by registered post to ACC Corp at 39 State Street City Rochester NY14614 United States of America

          IN WITNESS of which this Supplemental Lease has been executed as a deed by the parties and is delivered on the date appearing in the Supplemental Lease Particulars


                                    SCHEDULE
                                    --------

                            Variations to the Lease
                            -----------------------
1. Clause 1 of Part 1 of the First Schedule shall be varied so that the word "eight" in the first line of the clause is replaced by the word "sixteen"

2. The definition of "Service Charge" in Clause 1 shall be revised so that the definition now reads "Service Charge" means the aggregate of the sums which the Landlord is required to pay to the Superior Landlord pursuant to clauses 1(1)(iii) and 1(1)(iv) of the Superior Lease or should the Superior Lease be terminated for any reason the aggregate of the sums the Landlord would have been required to pay to the Superior Landlord pursuant to clauses 1(1)(iii) and 1(1)(iv) of the Superior Lease if it was still in existence.

THE COMMON SEAL of THE LANDLORD     )
was hereunto affixed in the         )
presence of:                        )


          Director     [illegible]

          Secretary     [illegible]

                                    Annex A

                                   Floor Plan


[This document is a floor plan that shows the office area that is subject to the Lease.]